UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE
                                  ACT OF 1934.


                                 August 1, 2006
                Date of Report (Date of Earliest Event Reported)



                             DNAPrint Genomics, Inc.
               (Exact name of Registrant as specified in charter)



                         Commission File Number: 0-31905



         Utah                                                   59-2780520
(State  of Incorporation)                              (I.R.S. Employer I.D. No)



                     900 Cocoanut Avenue, Sarasota, FL 34236
                    (Address of Principal Executive Offices)


                                 (941) 366-3400
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement  communications  pursuant  to  Rule 13e-4(c) under the
Exchange  Act  (17  CFR  240.13e-4(c))

Item  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     As previously announced on April 4, 2005, the Registrant entered into a License Agreement with Beth Israel Deaconess Medical Center, a Massachusetts nonprofit corporation ("BIDMC") to develop a new, more potent and longer acting form of the drug Erythropoietin ("EPO"). Under the Agreement, Beth Israel has granted the Registrant an exclusive license to United States and foreign patents related to certain forms of EPO, including PT-401. The Registrant has the right to develop, use, market and sell products derived from the licensed patents.

Additionally, as previously announced on July 1, 2006, the Registrant entered into a Sponsored Research Agreement ("Research Agreement") with BIDMC. Under the terms of the Research Agreement, BIDMC will perform certain research work on the Registrant's behalf relating to EPO. On August 1, 2006, in connection with the BIDMC license and the Research Agreement, the Registrant entered into a Consulting Agreement (the "Consulting Agreement") with Dr. Arthur Sytkowski, the Director of the BIDMC.

     Under the Consulting Agreement, Dr. Sytkowski will continue as a consultant for the Registrant on medical, regulatory and patent issues, associated with EPO research and development. In exchange for the services, the Registrant will pay Dr. Sytkowski $10,000 a month for twelve months, five annual incentive payments of $25,000 each and certain milestone payments linked to the Registrant's progress under the BIDMC license in developing marketable products from the licensed EPO technology. The total of all payments to Dr. Sytkowski under the Consulting Agreement, assuming all milestones are reached, is $370,000. The milestone payments will be reduced - dollar for dollar - to the extent Dr.
Sytkowski receives payments from BIDMC relating to the same milestone events under the BIDMC license.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     See  Item  1.01  above.

Item  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS.

(d) Exhibit 10.47 - Consulting Agreement dated August 1, 2006 between the Registrant and Dr. Arthur Sytkowski.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     DNAPrint  Genomics,  Inc.


     By:  /s  /  Richard  Gabriel
           ----------------------
     Richard  Gabriel,  President